                                                                    EXHIBIT 10.1

                              TERMINATION AGREEMENT


         THIS TERMINATION AGREEMENT (this "Termination Agreement"), dated as of August 31, 1998, is made by and between ROSS Technology, Inc., a Delaware corporation ("ROSS"), and Fujitsu Limited, a Japanese corporation ("Fujitsu" and, together with ROSS, the "Parties").

                                    RECITALS

         A. Fujitsu has licensed and provided certain proprietary information to ROSS under the agreements listed in attached Exhibit A (the "Agreements") and Exhibit B (the "Surviving Agreements") in order to facilitate ROSS' performance of design and development services on Fujitsu's behalf and manufacture of semiconductor products.


         B. The Parties now wish to (i) terminate each of the Agreements and provide for the return by ROSS to Fujitsu of all technology and proprietary information provided or licensed by Fujitsu to ROSS under the Agreements and
(ii) confirm certain matters pertaining to the Surviving Agreements, on the terms, and subject to the conditions, set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions set forth herein, the Parties hereby agree follows:

1.   Termination Date and Terms.

     (a) Defined Terms. Capitalized terms used but not otherwise defined in this Termination Agreement (including its exhibits) shall have the meanings set forth in the Agreement to which they pertain.

     (b) Termination Date. Effective as of July 31, 1998 (the "Termination Date"), and except for those provisions of the Agreements which are expressly stated in this Termination Agreement to survive the Termination Date, each of the Agreements, including any exhibits, attachments, schedules and amendments thereto, is hereby terminated, and shall be of no further force and effect. Except as otherwise expressly provided in this Termination Agreement, from and after the Termination Date, neither Party shall have any further rights, obligations or liabilities whatsoever under any of the Agreements (or the related exhibits, attachments, schedules and amendments).

     (c)  Viper Development Agreement.

          (i) Surviving Provisions. Notwithstanding any provisions of the Viper Development Agreement to the contrary, including, without limitation, Section 13.3, the following sections of the Viper Development Agreement shall survive termination and shall remain in full force and effect after the Termination
Date:

               (1) Sections 1, 8.2, 8.4(a) (other than the last sentence), 9, 10.4, 11, 13.4 and 14 (other than Section 14.9) shall remain in full force and effect in their entirety in accordance with their terms; and

               (2) Section 8.1 shall remain in full force and effect, provided that Section 8.1(d) shall be terminated in its entirety and Section 8.1(a) shall be amended and restated in its entirety as set forth in attached Appendix I so as to terminate the stand alone clauses 8.1(a)(i), (ii), (iii) and (iv) (after the phrase "except as follows" in the 21st line of such section) as such clauses apply to FUJITSU. For the avoidance of doubt, the Parties intend that, from and after the Termination Date, Fujitsu shall not be limited, in any respect, in its ability to commercially exploit its rights under Section 8.1(a) as amended and restated hereby.

          (ii) No Further Development Payments/Obligations. Each Party hereby agrees that no additional payments of any kind are due by either Party to the other Party under the Viper Development Agreement, with respect to work performed through the Termination Date, as a consequence of termination, or otherwise, including, without limitation, pursuant to Section 6 thereof (Acceptance and Rejection of Deliverables) or Section 13 thereof (Termination). Effective as of the Termination Date, Fujitsu hereby releases ROSS from any further obligation to perform Services under the Viper Development Agreement and irrevocably waives the late penalties accrued under Section 6.2 thereof through the Termination Date. Effective as of the Termination Date, ROSS hereby releases Fujitsu from any further obligation to make payments with respect of Services and irrevocably waives any amount otherwise due with respect to termination of the Viper Development Agreement under Section 13 thereof.

          (iii) Effect of Termination. For the avoidance of doubt, the Parties intend that the termination of the Viper Development Agreement be deemed a termination pursuant to Section 13.1 or Section 13.2 thereof for purposes of the provisions of Section 13.4 thereof relating to the post-termination rights of the Parties.

          (iv) Further Assurances. Each Party shall, promptly upon request by the other Party, take such further actions, and execute, acknowledge and deliver such further assignments, certificates, and other instruments, as either Party may reasonably request from time to time in order to confirm such other Party's rights in the New Technology in accordance with Section 8.1(e) of the Viper Development Agreement.

     (d)  UPA Sublicense Agreement.

          (i) Effect of Termination. Effective upon the Termination Date, all licenses granted to ROSS pursuant to the UPA Sublicense Agreement shall be deemed terminated, and ROSS shall have no further right to use the Licensed Technology or to manufacture, market, sell or sublicense any Licensed Systems, Licensed Products or Derivative Works. Upon the Termination Date, ROSS shall immediately discontinue all use of the Licensed Technology.

          (ii) Surviving Provisions. Notwithstanding any provisions of the UPA Sublicense Agreement to the contrary, Sections 1, 3.2, 3.3, 8.5 and 9 through 12 (other than Sections 9.5, 12.3(B) and 12.4) of the UPA Sublicense Agreement shall survive the termination and shall remain in full force and effect after the Termination Date in accordance with their terms.

          (iii) Sublicenses. ROSS represents and warrants that it has not granted any sublicenses under the UPA Sublicense Agreement.

     (e)  OBP/Post License Agreement.

          (i) Effect of Termination. Effective upon the Termination Date, all licenses granted to ROSS pursuant to the OBP/Post License Agreement shall be deemed terminated, and ROSS shall have no further right to use the Licensed Software and Documentation or to distribute the Derivative Software. Upon the Termination Date, ROSS shall immediately discontinue all use of the Licensed Software and Documentation.

          (ii) Surviving Provisions. Notwithstanding any provisions of the OBP/Post License Agreement to the contrary, Sections 1, 5.2, 8.4, 8.6, 9, 10, 11, 12 and 13 (other than Sections 13.2 and 13.11) of the OBP/Post License Agreement shall survive the termination of the OBP/Post License Agreement and shall remain in full force and effect after the Termination Date in accordance with their terms.

          (iii) Confirmation of Ownership. As required under Section 3.2 of the OBP/Post License Agreement, ROSS hereby confirms that it has delivered to Fujitsu all Error Corrections made by or for ROSS under the OBP/Post Development Agreement and, as provided in Section 2.1 of the OBP/Post License Agreement, ROSS hereby confirms that Fujitsu owns all Error Corrections made by or for ROSS thereunder.

          (iv) Subcontractors. ROSS represents and warrants that it has not retained any subcontractors pursuant to the OBP/Post License Agreement.

     (f)  VIS Non-Disclosure Agreement. Notwithstanding the provisions of
Section 1(b) of this Termination Agreement, the VIS Non-Disclosure Agreement shall remain in full force and effect (other than Sections 4 and 9) until all of the obligations of confidentiality set forth thereunder expire or are terminated in accordance with its terms.

     (g)  CS70 License Agreement.

          (i) Effect of Termination. Upon the Termination Date, ROSS shall immediately discontinue all use of CS70 SRAM Cell Data and shall have no further right to use, copy or reproduce CS70 SRAM Cell or CS70 SRAM Cell Data.

          (ii) Surviving Provisions. Notwithstanding any provisions of the CS70 License Agreement to the contrary, Sections 1, 3, 8.6 (except replacing "THE FOREGOING WARRANTIES OF FUJITSU ARE IN LIEU OF ALL OTHER WARRANTIES" with "FUJITSU MAKES NO WARRANTIES"), 9, 10 and 14 through 24 of the CS70 License Agreement shall survive the termination of the CS70 License Agreement and shall remain in full force and effect after the Termination Date in accordance with their terms.

          (iii) Sublicenses. ROSS represents and warrants that it has not granted any sublicenses under the CS70 License Agreement.

     (h)  Solaris License Agreement.

          (i) Effect of Termination. Upon the Termination Date, ROSS shall immediately discontinue all use of Software Products and Secondary Works and shall have no further right to use, copy or reproduce the Software Products or Secondary Works.

          (ii) Surviving Provisions. Notwithstanding any provisions of the Solaris License Agreement to the contrary, Sections 1, 3, 6 (other than Section 6.4), 8, 9 and 12 through 21 of the Solaris License Agreement shall survive the termination of the Solaris License Agreement and shall remain in full force and effect after the Termination Date in accordance with their terms.

          (iii) Subcontractors. ROSS represents and warrants that it has not retained any subcontractors pursuant to the Solaris License Agreement.

     (i)  RDB-II License Agreement.

          (i) Effect of Termination. Upon the Termination Date, ROSS shall immediately discontinue its use of the Database Trace Information and shall have no further right to use the Database Trace Information.

          (ii) Surviving Provisions. Notwithstanding any provisions of the RDB-II License Agreement to the contrary, Sections 1, 4, 5, 7 and 8 of the RDB-II License Agreement shall survive the termination of the RDB-II License Agreement and shall remain in full force and effect after the Termination Date in accordance with their terms.

          (iii) Limitation of Liability. Neither Party shall be liable for any indirect, special, incidental or consequential damages, including, but not limited to, loss of profit or loss of use, with respect to any claims arising out of or in connection with the RDB-II License Agreement, even if such Party has been advised of the possibility of such damages.

     (j)  Letter Agreement.

          (i) Effect of Termination. Upon the Termination Date, (A) all services and upgrade discounts provided to ROSS under Section (1) of the Letter Agreement shall terminate, and (B) ROSS shall immediately discontinue all use of any (1) Successive Versions, (2) Early Access Versions and (3) Quick Source Products of Solaris (collectively, the "Letter Agreement Deliverables") provided under Section (2) of the Letter Agreement and shall have no further right to use, copy or reproduce such Letter Agreement Deliverables.

          (ii) Surviving Provisions. Notwithstanding any provisions of the Letter Agreement or the SunSoft Support Agreement to the contrary, Sections 1, 10 (other than the words "OTHER THAN AS SPECIFICALLY SET FORTH IN SECTION 9 ABOVE,"), 11, 12.1 through 12.3, 12.5, 13, 14.1 through 14.3, 14.5 through 14.7,
14.8 (solely with respect to the first sentence thereof), 14.9 and 14.10 of the SunSoft Support Agreement shall survive the termination of the Letter Agreement and shall remain in full force and effect with respect to ROSS and Fujitsu after the Termination Date in accordance with their terms.

2.   Delivery.

     (a) Delivery. Promptly, and in any event within ten (10) days, after the Termination Date ROSS shall deliver to Fujitsu all originals and copies of (A) all licensed technology and other proprietary and technical information provided or made available by Fujitsu to ROSS under any of the Agreements and Surviving Agreements, including, without limitation, each of the items listed on attached Exhibit C, and (B) all tangible materials embodying other "Confidential Information" (as such term is defined in each of the Agreements and the Surviving Agreements) provided by Fujitsu to ROSS under any of the Agreements and Surviving Agreements in ROSS' possession or control (or in the possession or control of its sublicensees, contractors or subcontractors, if any), in each case F.O.B. ROSS' facility in Austin, Texas. At Fujitsu's request, ROSS shall destroy or disable such tangible materials or electronically reproducible copies of all items to be delivered by ROSS to Fujitsu hereunder (including, without limitation, any such copies contained in derivative works) and all other electronic documents and files containing all or any portion thereof.

     (b) Certification. Promptly after the delivery and/or destruction of all tangible materials, hard-copy and electronically reproducible copies of the materials to be delivered to Fujitsu by ROSS pursuant to Section 2(a) of this Termination Agreement, ROSS shall forward to Fujitsu a certificate (in form and substance reasonably satisfactory to Fujitsu), signed by a duly authorized officer of ROSS, certifying that all items required to be delivered or destroyed by ROSS hereunder have been so delivered or destroyed. ROSS also shall forward to Fujitsu the certificates which it has received from its sublicensees and subcontractors, if any.

3.   Surviving Agreements.

     (a) Assignment. ROSS and Fujitsu hereby agree that each of the Surviving Agreements shall be designated as "Assumed Contracts" under the Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of July 23, 1998, between ROSS and BridgePoint Technical Manufacturing Corporation, a Texas corporation ("BridgePoint"), and all of ROSS' rights and obligations under the Surviving Agreements shall be assumed by BridgePoint pursuant to the Assumption Agreement (as defined in the Asset Purchase Agreement), a fully executed copy of which shall be delivered by ROSS to Fujitsu promptly after BridgePoint's execution thereof.

     (b) ROSS' Warranties. ROSS represents and warrants that (i) with the exception of the Design Agreement, no sublicenses have been granted by ROSS under any of the Surviving Agreements and (ii) except as set forth in the Asset Purchase Agreement, ROSS has not received written notice from any third party alleging the infringement, by technical information provided by Fujitsu to ROSS under any of the Surviving Agreements, of any intellectual property rights of a third party.

     (c) Return of Confidential Information. For the avoidance of doubt, notwithstanding the survival of the Surviving Agreements pursuant to this
Section 3, ROSS agrees that, upon the
closing under the Asset Purchase Agreement and, in any event, no later than October 15, 1998, it shall either return to Fujitsu or destroy all originals and copies of any licensed technology and other proprietary and technical information as well as all tangible materials embodying "Confidential Information" (as such term is defined in each of the Surviving Agreements) provided by Fujitsu to ROSS under any of the Surviving Agreements in ROSS' possession or control, in accordance with Section 2(a) hereof. Upon the closing under the Asset Purchase Agreement and, in any event, no later than October 15, 1998, ROSS shall forward to Fujitsu a certificate in the form and manner required under Section 2(b) hereof certifying that all such items have been so delivered or destroyed as provided herein.


     (d) Fujitsu Technical Information. ROSS represents and warrants that it has not provided PICCO with any materials embodying the Fujitsu Technical Information, as such term is defined in the Design Agreement, including the Fujitsu Technical Information expressly described in Exhibit C.

     (e) Confirmation of Joint Ownership. ROSS hereby confirms the joint ownership rights of Fujitsu in any modifications to circuits adopted in the MB86751 (125 MHz SSRAM) and the Resulting Technical Information, as such terms are defined in the Design Agreement and as such rights are more particularly described in Section 2 of the Design Agreement.

4.   Warranties.

     (a) ROSS' Warranties. ROSS represents and warrants that (a) it has the full corporate power and authority to enter into this Termination Agreement and to perform its obligations hereunder and under the respective surviving provisions of each of the Agreements; and (b) this Termination Agreement has been duly executed and delivered by ROSS and constitutes a legally valid and binding obligation of ROSS, enforceable against ROSS in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity). ROSS shall not settle any claim, suit, proceeding or action arising out of or relating to any breach (or any claim that, if true, would be a breach) of the foregoing warranties without the prior written consent of Fujitsu, which shall not be unreasonably withheld.

     (b) Fujitsu's Warranties. Fujitsu represents and warrants that (a) it has the full corporate power and authority to enter into this Termination Agreement and to perform its obligations hereunder, and (b) this Termination Agreement constitutes a legally valid and binding obligation of Fujitsu, enforceable against Fujitsu in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).


     (c) NO OTHER WARRANTIES. EXCEPT AS PROVIDED IN THIS SECTION 4 OR OTHERWISE EXPRESSLY STATED IN THIS TERMINATION AGREEMENT, NEITHER PARTY IS MAKING ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT OR LOSS OF USE, WITH RESPECT TO ANY CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS TERMINATION AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5.   LIMITATION OF LIABILITY.

     NEITHER PARTY SHALL BE LIABLE FOR DAMAGES OF ANY NATURE WHATSOEVER, WHETHER DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL, INCLUDING BUT NOT LIMITED TO LOSS OF PROFIT OR LOSS OF USE, DUE TO THE EXPIRATION OR TERMINATION OF ANY AGREEMENT PURSUANT TO THIS TERMINATION AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH PARTY WAIVES AND RELEASES THE OTHER FROM ANY CLAIM TO COMPENSATION OR INDEMNITY FOR TERMINATION OF THE BUSINESS RELATIONSHIP EMBODIED IN THE AGREEMENTS.

6.   Further Assurances.

     Each Party shall, promptly upon request by the other Party, take such further actions, and execute, acknowledge and deliver such further assignments, certificates, and other instruments, as the other Party may reasonably request from time to time in order to effectuate the purposes of this Termination Agreement.

7.   Confidentiality.

     (a) Confidential Information. All discussions relating to this Termination Agreement are confidential information and are to be disclosed only to employees of a Party who have a need to know; provided, however, that "confidential information" shall not include any information which (i) at the time of disclosure, is available to the general public; or (ii) at a later date, becomes available to the general public through no fault of the receiving Party and then only after such later date; or (iii) the receiving Party can demonstrate was known to it prior to disclosure to it by the disclosing Party. Neither Party will disclose to third parties the other Party's confidential information, except to the extent specified in the prior written consent of the other Party or necessary to comply with applicable law, the order of any court or the order or regulations of any governmental agency; provided that such Party will promptly inform the other Party of such obligation to disclose and cooperate with the other Party in minimizing the disclosure, including seeking a protective order.

     (b) Public Announcements. The Parties shall consult with each other regarding the wording and substance of any and all press releases, announcements or other public statements with respect to the transactions contemplated hereby. The Parties further agree to use good faith to comply with reasonable requests of the other Party relating to any such press release, announcement or public statement.

8.   Governing Law.

     This Termination Agreement is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the Parties.

9.   Successors and Assigns.

     This Termination Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective successors and assigns; provided, however, that neither Party may assign its rights and obligations hereunder without the prior written consent of the other Party.

10.  Entire Agreement.

     This Termination Agreement, together with those provisions of the Agreements which expressly survive the Termination Date in accordance with the terms of this Termination Agreement, constitutes and contains the entire agreement between the Parties and supersedes all prior agreements, negotiations, correspondence, understandings and communications between the Parties, whether written or oral, respecting the subject matter hereof.

11.  Amendments and Waivers.

     This Termination Agreement may be amended only by a written agreement signed by each of the Parties. No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy or power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, power and privileges herein provided are cumulative and not exclusive of any rights, remedies, power and privileges provided by law.

12.  Construction.

     This Termination Agreement is the result of negotiations between and has been reviewed by each of the Parties and their respective counsel; accordingly, this Termination Agreement shall be deemed to be the product of the Parties hereto, and no ambiguity shall be construed in favor of or against either of the Parties. Each Party agrees that it intends the literal words of this Termination Agreement and that no parole evidence shall be necessary or appropriate to establish the Parties' actual intentions.

13.  Counterparts.

     This Termination Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

14.  Arbitration.

     Any dispute, controversy or claim arising out of or relating to this Termination Agreement or any of the Agreements or the subject matter hereof or thereof, or the interpretation, enforceability, validity, performance, breach or termination hereof or thereof, including, without limitation, this arbitration clause, shall be solely and finally settled by arbitration in Los Angeles, California in accordance with the commercial arbitration rules of the American Arbitration Association, as modified by the provisions of this Section 14. Each Party waives any rights to bring any such dispute, controversy or claim in any other forum or proceeding, including, without limitation, the International Trade Commission of the United States or any other administrative or judicial forum. The arbitration shall be conducted in accordance with such rules by three arbitrators selected by the Parties (if the Parties are able to agree within thirty (30) days) and otherwise selected in accordance with such rules. Each of the arbitrators appointed shall have at least five (5) years' experience in the field that is the principal subject matter of the dispute. After soliciting the views of the Parties, the arbitrators shall order such discovery as they may deem reasonable for a full and fair understanding of the facts and issues raised in the arbitration. The arbitration, including the proceeding, pleadings and evidence in connection therewith, shall be maintained as confidential. An award rendered in connection with the arbitration shall be final and binding on the Parties, and any judgment upon such an award may be entered in any court of competent jurisdiction. The award shall be in writing and shall provide written reasons in detail or the award unless the Parties agree otherwise. The award shall also provide for the fees and expenses of the arbitrators and for the reasonable attorneys' fees and expenses of the prevailing Party, as determined by the arbitrators, all to be borne by the non-prevailing Party.

15.  No Third Party Benefits.

     Nothing in this Termination Agreement shall be construed to confer on any person or entity not a party hereto any right, remedy or claim hereunder.

         IN WITNESS WHEREOF, each Party has caused its duly authorized representative to execute this Termination Agreement as of the date first written above.

FUJITSU LIMITED



By:  /s/ YOSHIRO YOSHIOKA
    ----------------------------------------
Name:    Yoshiro Yoshioka
      --------------------------------------
Title:   Senior Vice President
      --------------------------------------


ROSS TECHNOLOGY, INC.



By: /s/ JACK W. SIMPSON  8/31/98
    ----------------------------------------
Name:  Jack W. Simpson
      --------------------------------------
Title: President and Chief Executive Officer
      --------------------------------------

                                    EXHIBIT A

                               List of Agreements

1. Development Agreement dated June 25, 1997 between Fujitsu and ROSS (the "Viper Development Agreement")

2. UPA Sublicense Agreement dated July 30, 1997 between Fujitsu and ROSS (the "UPA Sublicense Agreement")

3. Software License Agreement dated February 19, 1997 between Fujitsu and ROSS (the "OBP/Post License Agreement")

4. Non-Disclosure Agreement dated December 5, 1997 between ROSS and Fujitsu (the "VIS Non-Disclosure Agreement")

5. CS70 SRAM Cell License Agreement dated as of April 10, 1997 between Fujitsu and ROSS (the "CS70 Agreement")

6. Software License Agreement dated as of April 7, 1995 between ROSS and Fujitsu (the "Solaris License Agreement")

7. License Agreement dated July 30, 1997 between ROSS and Fujitsu (the "RDB-II License Agreement")

8. Letter Agreement dated March 17, 1995 between Fujitsu and ROSS (the "Letter Agreement") attaching the SunSoft, Inc. Master Support Agreement executed December 9, 1993 between SunSoft, Inc. and Fujitsu (the "SunSoft Support Agreement")

                                    EXHIBIT B

                          List of Surviving Agreements

1.   Non-Disclosure Agreement executed July 1, 1993 between Fujitsu and ROSS

2. Contractor Design Agreement dated July 15, 1995 between Puyallup Integrated Circuit Company, Inc., ROSS and Fujitsu (the "Design Agreement")

3. CM50A+ SRAM Cell License Agreement dated as of September 30, 1996 between Fujitsu and ROSS

                                    EXHIBIT C

       Fujitsu Technology and Other Proprietary and Technical Information

I.   VIPER DEVELOPMENT AGREEMENT

     Attached.

 Viper Development Agreement


----------------------------------------------------------------------------------------------------------------------------------
date        Doc. No.           Title                                                        Tech.            Rev.     Attn.
----------------------------------------------------------------------------------------------------------------------------------
4/28/97     CL115123           PROCESS PARAMETER for CS70(for VIPER)(Revision 0.1)          CS70(for VIPER)  0.1      T. Smith
----------------------------------------------------------------------------------------------------------------------------------
9/24/97     CL115122           MASK DESIGN RULE for CS70(for VIPER)(Revision 1.0)           CS70(for VIPER)  1.0      T. Smith
----------------------------------------------------------------------------------------------------------------------------------
9/24/97     CL115123-1         PROCESS PARAMETER for CS70(for VIPER)(Revision 1.0)          CS70(for VIPER)  1.0      T. Smith
----------------------------------------------------------------------------------------------------------------------------------
10/6/97     CL115122-1         MASK DESIGN RULE for CS70(for VIPER)(Revision 1.1)           CS70(for VIPER)  1.1      T. Smith
----------------------------------------------------------------------------------------------------------------------------------
10/6/97     CL115123-2         PROCESS PARAMETER for CS70(for VIPER)(Revision 1.1)          CS70(for VIPER)  1.1      T. Smith
----------------------------------------------------------------------------------------------------------------------------------
10/6/97     CL115125-1         PERMITTED CURRENT for CS70(for VIPER)(Revision 1.1)          CS70(for VIPER)  1.1      T. Smith
----------------------------------------------------------------------------------------------------------------------------------
10/6/97     CL115142           MASK DESIGN RULE(for FUSE) for CS70(for VIPER)(Revision 1.0) CS70(for VIPER)  1.0      T. Smith
----------------------------------------------------------------------------------------------------------------------------------
12/26/97    CL100201           MASK DESIGN RULE for CS75(Revision 0.1)                      CS75             0.1
----------------------------------------------------------------------------------------------------------------------------------
12/26/97    CL100203           PERMITTED CURRENT for CS75(Revision 0.1)                     CS75             0.1
----------------------------------------------------------------------------------------------------------------------------------
12/26/97    CL100202-1         PROCESS PARAMETER for CS75(Revision 0.2)                     CS75             0.2
----------------------------------------------------------------------------------------------------------------------------------

I.   UPA SUBLICENSE AGREEMENT

     (a)  UPA Architecture Spec (Rev 2.0 + alpha (timing, update))

     (b)  UPA Mechanical Spec (STP5110A Module Data Sheet (7/96))

     (c)  UPA Thermal Guideline (STP5110A Module Data Sheet (7/96))

     (d)  UPA Electrical Spec (Part of STP5110A Module Data Sheet (7/96))

     (e)  UPA SPICE models

          - UDB
          - UltraSparc-I
          - RIC
          - U2S
          - USC
          - XB1

     (f)  UPA Simulation Information (UPA transaction traces)

     (g)  UPA Behavioral Models

          (g-1) UPA Master/Slave (UPA64M)
          (g-2) UPA Slave (UPA64S)
          (g-3) System Controller (SC)
          (g-4) Partial CPU (UPA128M): provided as Esluster
          (g-5) UPA Bus Arbiter
          (g-6) Program Language Interface

     (h)  UPA Monitor(s) (provided as part of g-1.2.3.4)

     (i)  Sun4U (System Spec)

     (j)  RTL interconnect (for connecting G)

     (k)  UltraSPARC User's Manual

     (l) US-11 Extension (provided as UltraSPARC-11 Data Sheet (STP1031) and some UltraSPARC-1 Data Sheets)

     (m) All other materials relating to Licensed Technology in the possession or control of ROSS and for any ROSS subcontractor(s), and all copies thereof (in whatever form)

III. OBP/POST LICENSE AGREEMENT

     (a)  Licensed Software

               OBP 3.1.3 for Ultra AX (Photon)
               OBP 3.1.5 for Ultra AX (Photon)
               OBP 3.1.9 for Ultra AX (Photon)
               OBP 3.5 for UltraSPARC-I (Neutron)
               OBP 3.7 for UltraSPARC-I Creater 3D (Electron)
               OBP 3.7 for UltraSPARC-II (Pulsar)
               OBP 3.10.3 for Ultra AXi (Panther)
               OBP 3.10.4 for Ultra AXi (Panther)
               OBP 3.11 for Ultra1, Ultra1 3D, Ultra2

               POST 1.7 for Ultra AXi (Panther)
               POST 1.8 for Ultra AXI
               POST 2.3 for Ultra AX (Photon)
               POST 2.3 for UltraSPARC-II (Pulsar)
               POST 2.4 for Ultra AX (Photon)
               POST 2.5 for Ultra AX (Photon)
               POST 3.10.6 for UltraSPARC-I (Neutron)
               POST 3.11.4 for UltraSPARC-I Creater 3D (Electron)
               POST sb3.2.1 for UltraSPARC-II (Pulsar)
               POST sb3.3.7 for Ultra2

          Documentation

               OBP Build Procedures

               Training Materials

     (b) All other materials relating to Licensed Software and Documentation, and all copies thereof (in whatever form)

IV.  VIS NON-DISCLOSURE AGREEMENT

     (a)  Delivered Materials

          Paper Documents
          (1) VIS Hardware Developer's Kit Deliverables: the list of the Deliverables
          (2)  VIS Instruction Set User's Manual
          (3)  VIS2.0 Interface Specification (V1.2)
          (4)  VIS2.0 C Reference Specification (V1.2)

          Tape: electronic files

          (1)  DOC/ VIS 2.0 Documents
          (2)  include/ include files
          (3)  scripts/ scripts to run test programs
          (4)  test_src/ 1 C test program for each instruction
          (5)  test_bin/ executables for each test program
          (6)  test_bin_user/ executables for user input test program
          (7)  test_input input test vectors
          (8)  test_output output for each test vector
          (9)  vis_c_ref/ VIS 2.0 Reference Implementation
          (10) sample/ sample VIS2.0 pseudo code

     (b) All materials relating to the Delivered Materials, and all copies thereof (in whatever form).

V.   CS70 SRAM CELL LICENSE AGREEMENT

     Attached.


CS70 SRAM Cell License Agreement
------------------------------------------------------------------------------------------------------------------------------
date        Doc. No.           Title                                                            Tech.        Rev.   Attn.
------------------------------------------------------------------------------------------------------------------------------
2/2/98                         Erdlme313.cdl (netlist of SRAM Cell)                             Viper
------------------------------------------------------------------------------------------------------------------------------
2/2/98                         Erdlme13.gds (GDS data of SRAM Cell)                             Viper               P. Jewett
------------------------------------------------------------------------------------------------------------------------------

VI.  SOLARIS LICENSE AGREEMENT

     (a)

          (1)  SOFTWARE PRODUCT

               NAME OF PRODUCT                    VERSION RELEASE
               -----------------------------------------------------------
               SOLARIS                            2.4, 2.5, 2.5.1, 2.6
               SOLARIS                            1.1.1 (Version B), 1.1.2
               OPENBOOT                           2

          (2)  SOFTWARE PRODUCT

               NAME OF PRODUCT                    VERSION RELEASE
               -----------------------------------------------------------
               Early Access Version and
               Quick Source Product for           2.X

     (b)  All materials downloaded from Access1 Database Server

     (c)  Documentation (manuals in the form of CD-ROM)

     (d)  Secondary Works

     (e)  Error Corrections

     (f) All materials relating to the Software Products, Documentation, Secondary Works, and Error Corrections in the possession or control of ROSS and/or any ROSS subcontractor(s) and all copies thereof (in whatever form).

VII. RDB-II LICENSE AGREEMENT

     (a) memory map information of RDB-II (database program) address space identified as:

               "rdbmap.134".

     (b) RDB-II program address traces under user-mode in "PC" format identified as:

               "kt.970402.pc.u.cs".

     (c) RDB-II program address traces under supervisor-mode in "PC" format identified as:

               "kt.970408.pc.s.cs".

     (d) RDB-II program address traces in mixed user-mode and supervisor mode in "Data" format identified as:

               "kt.970418.u_s.d.sv".

     (e) RDB-II program or UNIX load modules those correspond to the address traces b) - d) identified as the following:

               "rdb2base2.970402.pc.u.cs":
                    (corresponds to kt.970402.pc.u.cs)
               "unix.970408.kt":
                    (corresponds to kt.970408.pc.s.cs)
               "rdb2base3.0402.rRjspbBo.BcmIOProc"
                    (corresponds to kt.970418.u_s.d.sv)
               "unix.0418.kt.data.nocab"
               (corresponds to kt.970418.u_s.d.sv)

     (f)  The OS libraries used by RDB-II identified as the following:

               "libc.so"
               "libthread.so"
               "libkasyncio.so"

     (g) Brief description on the format of Instruction trace data identified as "Instruction Trace Data".

     (h) All materials relating to (a) through (g) above, and all copies thereof (in whatever form)

VIII. LETTER AGREEMENT

     (a)

          (1)  SOFTWARE PRODUCT

               NAME OF PRODUCT               VERSION RELEASE
               ------------------------------------------------------
               SOLARIS                       2.4, 2.5, 2.5.1, 2.6
               SOLARIS                       1.1.1 (Version B), 1.1.2
               OPENBOOT                      2

          (2)  SOFTWARE PRODUCT

               NAME OF PRODUCT               VERSION RELEASE
               ------------------------------------------------------
               Early Access Version and
               Quick Source Product for      2.X

     (b)  All materials downloaded from Access1 Database Server

     (c)  Documentation (manuals in the form of CD-ROM)

     (d)  Secondary Works

     (e)  Error Corrections

     (f) All materials relating to the Software Products, Documentation, Secondary Works, and Error Corrections in the possession or control of ROSS and/or any ROSS subcontractor(s) and all copies thereof (in whatever form).

IX.  COLORADO NON-DISCLOSURE AGREEMENT

     Attached.

Colorado Non-Disclosure Agreement

----------------------------------------------------------------------------------------------------------------------
Date      Doc. No.       Title                                                       Tech.          Rev.      Attn.
----------------------------------------------------------------------------------------------------------------------
5/28/93   CL100017-10    SPICE MOSFET MODEL PARAMETER                                CS50           4.0e
----------------------------------------------------------------------------------------------------------------------
3/11/93   CL100018-5     MASK DESIGN RULE                                            CS50           5.8
----------------------------------------------------------------------------------------------------------------------
12/17/93  CL100018-9     MASK DESIGN RULE for CS50 version (Revision 6.1)            CS50           6.1       T. Smith
----------------------------------------------------------------------------------------------------------------------
5/17/93   CL100021-6     LEVEL CODE TABLE                                            CS50           4.3
----------------------------------------------------------------------------------------------------------------------
12/14/93  CL100021-8     LEVEL CODE TABLE for CS50/CS52 version (Revision 4.5)       CS50/CS52      4.5
----------------------------------------------------------------------------------------------------------------------
5/28/93   CL100024-2     PROCESS PARAMETER                                           CS50           2.0
----------------------------------------------------------------------------------------------------------------------
3/11/93   CL100025-1     PERMITTED CURRENT                                           CS50           2.3
----------------------------------------------------------------------------------------------------------------------
10/25/93  CL100025-2     PERMITTED CURRENT                                           CS50           3.0
----------------------------------------------------------------------------------------------------------------------
5/17/93   CL100027-1     ROUTING LAYER CAPACITANCE (detailed information)            CS50           2.0
----------------------------------------------------------------------------------------------------------------------
3/30/93   CL100029-1     MASK DESIGN RULE (for FUSE)                                 CS50           1.1
----------------------------------------------------------------------------------------------------------------------
10/25/93  CL100029-2     MASK DESIGN RULE (for FUSE)                                 CS50           1.2
----------------------------------------------------------------------------------------------------------------------
5/18/93   CL100030       MASK DATA RELEASE FORM                                      CS50           0.1
----------------------------------------------------------------------------------------------------------------------
5/28/93   CL100033       FTDL-E User's Manual for Fujitsu CMOS COT                                  1.0
----------------------------------------------------------------------------------------------------------------------
11/1/93   CL100037-2     Generation Method of Dummy Metal-1 pattern by DRACULA       CS50           3.20
----------------------------------------------------------------------------------------------------------------------
9/28/93   CL100048-3     SPICE MOSFET MODEL PARAMETER for CMOS 0.35 (population mean)
                              process (Revision 1.10)                                               1.10      T. Smith
----------------------------------------------------------------------------------------------------------------------
3/10/94   CL100048-6     SPICE MOSFET MODEL PARAMETER for CS60 (0.35 population mean)
                              process (Revision 2.01) PRELMINARY                     CS60           2.01      T. Smith
----------------------------------------------------------------------------------------------------------------------
6/19/94   CL100048-7     SPICE MOSFET MODEL PARAMETER for 0.35 (population mean) process
                              (Revision 4.10)                                                       4.10      T. Smith
----------------------------------------------------------------------------------------------------------------------
3/30/93   CL100055       DRACULA DRC RULE FILE                                       CS50           3.01
----------------------------------------------------------------------------------------------------------------------
3/30/93   CL100056       Process Control Monitor                                     CS50           1.0
----------------------------------------------------------------------------------------------------------------------
2/15/95   CL100060-4     MASK DESIGN RULE for CS60 version (Revision 2.2)            CS60           2.2       T. Smith
----------------------------------------------------------------------------------------------------------------------
4/20/95   CL100060-5     MASK DESIGN RULE for CS60 (Revision 2.3)                    CS60           2.3       T. Smith
----------------------------------------------------------------------------------------------------------------------
8/10/94   CL100061-3     PROCESS PARAMETER for CS60 (Revision 3.0)                   CS60           3.0       T. Smith
----------------------------------------------------------------------------------------------------------------------
12/14/94  CL100061-4     PROCESS PARAMETER for CS60 (Revision 3.1)                   CS60           3.1       T. Smith
----------------------------------------------------------------------------------------------------------------------
5/28/93   CL100064-1     P.C.M. Measurement Condition                                CS50           1.1
----------------------------------------------------------------------------------------------------------------------
10/5/93   CL100073       SCRIBE STRUCTURE                                            CS50           1.0
----------------------------------------------------------------------------------------------------------------------
12/1/93   CL100077       Hot Carrier Condition under AC Stressing                    CS50           1.0
----------------------------------------------------------------------------------------------------------------------
12/1/93   CL100078       Hot Carrier Condition under AC Stressing for CS50/
                              CS52 version (Revision 1.0)                            CS50/CS52      1.0       M. Alsup
----------------------------------------------------------------------------------------------------------------------
12/21/93  CL100079       SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean)
                              process (Revision 0.3)                                 CS55           0.3       T. Smith
----------------------------------------------------------------------------------------------------------------------
8/22/94   CL100079-1     SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean)
                              process (Revision 0.3a)                                CS55           0.3a      T. Smith
----------------------------------------------------------------------------------------------------------------------
12/1/94   CL100079-2     SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean)
                              process (Revision 0.5)                                 CS55           0.5       T. Smith
----------------------------------------------------------------------------------------------------------------------
2/15/94   CL100081       MASK DESIGN RULE for CS55 version (Revision 1.0)            CS55           1.0       P. Jewett
----------------------------------------------------------------------------------------------------------------------
2/15/94   CL100082-1     PROCESS PARAMETER for CS55 version (Revision 1.1)           CS55           1.1
----------------------------------------------------------------------------------------------------------------------
3/1/93    CL100083       Hot Carrier Condition under AC Stressing for CS55
                              version (Revision 1.0)                                 CS55           1.0       M. Alsup
----------------------------------------------------------------------------------------------------------------------
3/1/94    CL100083       Hot Carrier Condition under AC stressing for CS55
                              version (Revision 1.0)                                 CS55           1.0       M. Alsup
----------------------------------------------------------------------------------------------------------------------
7/21/95   CL100089-2     MASK DESIGN RULE (for FUSE) for CS60 version
                              (Revision 2.1)                                         CS60           2.1       T. Smith
----------------------------------------------------------------------------------------------------------------------
12/14/94  CL100089-3     MASK DESIGN RULE (for FUSE) for CS60 version
                              (Revision 3.0)                                         CS60           3.0       T. Smith
----------------------------------------------------------------------------------------------------------------------
7/21/95   CL100092       FUSE CELL PLACEMENT RULE for CS60 version
                              (Revision 1.0)                                         CS60           1.0       T. Smith
----------------------------------------------------------------------------------------------------------------------
12/14/94  CL100093       MASK DESIGN RULE for CS60ALE version (Revision 0.1)         CS60ALE        0.1       T. Smith
----------------------------------------------------------------------------------------------------------------------
6/26/94   CL100093-3     MASK DESIGN RULE for CS60ALE version (Revision 1.0)         CS60ALE        1.0       T. Smith
----------------------------------------------------------------------------------------------------------------------
9/14/95   CL100093-5     MASK DESIGN RULE for CS60ALE version (Revision 1.2)         CS60ALE        1.2       T. Smith
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100093-6     MASK DESIGN RULE for CS60ALE version (Revision 1.3)         CS60ALE        1.3       P. Jewett
----------------------------------------------------------------------------------------------------------------------
6/26/94   CL100101-1     PROCESS PARAMETER for CS60ALE (Revision 0.2)                CS60ALE        0.2       T. Smith
----------------------------------------------------------------------------------------------------------------------
10/11/95  CL100101-2     PROCESS PARAMETER for CS60ALE (Revision 0.3)                CS60ALE        0.3       T. Smith
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100101-3     PROCESS PARAMETER for CS60ALE (Revision 1.0)                CS60ALE        1.0
----------------------------------------------------------------------------------------------------------------------
10/11/95  CL100102-1     MASK DESIGN RULE (for FUSE) for CS60ALE version
                              (Revision 1.0)                                         CS60ALE        1.0       T. Smith
----------------------------------------------------------------------------------------------------------------------
6/26/94   CL100103-1     LEVEL CODE TABLE for CS60ALE (Revision 0.2)                 CS60ALE        0.2       T. Smith
----------------------------------------------------------------------------------------------------------------------
9/28/95   CL100103-3     LEVEL CADE TABLE for CS60ALE (Revision 2.0)                 CS60ALE        2.0       T. Smith
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100103-4     LEVEL CODE TABLE for CS60ALE (Revision 3.0)                 CS60ALE        3.0
----------------------------------------------------------------------------------------------------------------------
6/26/94   CL100104       PERMITTED CIRRENT for CS60ALE (Revision 0.1)                CS60ALE        0.1       T. Smith
----------------------------------------------------------------------------------------------------------------------
10/11/95  CL100104-1     PERMITTED CIRRENT for CS60ALE (Revision 0.2)                CS60ALE        0.2       T. Smith
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100104-2     PERMITTED CIRRENT for CS60ALE (Revision 1.0)                CS60ALE        1.0
----------------------------------------------------------------------------------------------------------------------
4/20/95   CL100106       ESD/Latch Up Guide Line for CS60 (Revision 0.1)
                              Preliminary                                            CS60           0.1       T. Smith
----------------------------------------------------------------------------------------------------------------------
4/20/95   CL100107       Hot Carrier Degradation Simulation Method for CS60
                              (Revision 0.5) Preliminary                             CS60           0.5       T. Smith
----------------------------------------------------------------------------------------------------------------------
4/28/95   CL100107-1     Hot Carrier Degradation Simulation Method for CS60
                              (Revision 0.6) Preliminary                             CS60           0.6       T. Smith
----------------------------------------------------------------------------------------------------------------------
8/10/94   CL100108       METAL ANTENNA RATIO DESIGN RULE for CS60/CS60ALE
                              (Revision 0.1)                                         CS60/CS60ALE   0.1       T. Smith
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100108-1     METAL ANTENNA RATIO DESIGN RULE for CS60/CS60ALE
                              (Revision 1.0)                                         CS60ALE        1.0
----------------------------------------------------------------------------------------------------------------------
2/15/96   CL100122       MASK DESIGN RULE for CS70 version                           CS70                     T. Smith
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100122-1     MASK DESIGN RULE for CS70 (Revision 0.3) PRELIMINARY        CS70           0.3
----------------------------------------------------------------------------------------------------------------------
7/26/96   CL100122-3     MASK DESIGN RULE for CS70 (Revision 0.4) PRELIMINARY        CS70           0.4       T. Smith
----------------------------------------------------------------------------------------------------------------------
4/3/97    CL100122-6     MASK DESIGN RULE for CS70 (Revision 1.2)                    CS70           1.2
----------------------------------------------------------------------------------------------------------------------
7/17/97   CL100122-7     MASK DESIGN RULE for CS70 (Revision 1.3)                    CS70           1.3
----------------------------------------------------------------------------------------------------------------------
2/15/96   CL100123       PROCESS PARAMETER for CS70 version                          CS70
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100123-1     PROCESS PARAMETER for CS70 (Revision 0.2) PRELIMINARY       CS70           0.2
----------------------------------------------------------------------------------------------------------------------
9/5/96    CL100123-2     PROCESS PARAMETER for CS70 (Revision 0.3) PRELIMINARY       CS70           0.3       T. Smith
----------------------------------------------------------------------------------------------------------------------
4/3/97    CL100123-3     PROCESS PARAMETER for CS70 (Revision 1.0)                   CS70           1.0
----------------------------------------------------------------------------------------------------------------------
8/26/97   CL100123-4     PROCESS PARAMETER for CS70 (Revision 2.0)                   CS70           2.0       T. Smith
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100124-1     LEVEL CODE TABLE for CS70 (Revision 0.2) PRELIMINARY        CS70           0.2
----------------------------------------------------------------------------------------------------------------------
9/5/96    CL100124-2     LEVEL CODE TABLE for CS70 (Revision 0.3) PRELIMINARY        CS70           0.3
----------------------------------------------------------------------------------------------------------------------
4/3/97    CL100124-4     LEVEL CODE TABLE for CS70 (Revision 1.1)                    CS70           1.1
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100125       PERMITTED CURRENT for CS70 (Revision 0.1) PRELIMINARY       CS70           0.1
----------------------------------------------------------------------------------------------------------------------
4/3/97    CL100125-1     PERMITTED CURRENT for CS70 (Revision 1.0)                   CS70           1.0
----------------------------------------------------------------------------------------------------------------------
5/22/96   CL100132       LAYOUT GUIDE for CS70 (Revision 0.1) PRELIMINARY            CS70           0.1
----------------------------------------------------------------------------------------------------------------------
4/3/97    CL100132-1     LAYOUT GUIDE for CS70 (Revision 1.0)                        CS70           1.0
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
date        Doc. No.            Title                                                           Tech        Rev.      Attn.
------------------------------------------------------------------------------------------------------------------------------------
5/22/96     CL100139            METAL ANTENNA RATIO DESIGN RULE for CS70
                                     (Revision 0.1) PRELIMINARY                                 CS70        0.1
------------------------------------------------------------------------------------------------------------------------------------
4/3/97      CL100139-1          METAL ANTENNA RATIO DESIGN RULE for CS70 (Revision 1.0)         CS70        1.0
------------------------------------------------------------------------------------------------------------------------------------
7/17/97     CL100139-2          METAL ANTENNA RATIO DESIGN RULE for CS70 (Revision 1.1)         CS70        1.1
------------------------------------------------------------------------------------------------------------------------------------
5/22/96     CL100142            MASK DESIGN RULE (for FUSE) for CS70
                                     (Revision 0.1) PRELIMINARY                                 CS70        0.1
------------------------------------------------------------------------------------------------------------------------------------
4/3/97      CL100142-3          MASK DESIGN RULE (for FUSE) for CS70 (Revision 1.0)             CS70        1.0
------------------------------------------------------------------------------------------------------------------------------------
7/10/96     CL100147            Hot Carrier Degradation Simulation Method for CS70
                                     (Revision 0.1) PRELIMINARY                                 CS70        0.1    T. Smith
------------------------------------------------------------------------------------------------------------------------------------
7/17/97     CL100147-1          Hot Carrier Degradation Simulation Method for CS70
                                     (Revision 1.0)                                             CS70        1.0
------------------------------------------------------------------------------------------------------------------------------------
1/7/98      CL100160            Mask Data Release Form Fujitsu COT (Revision 1.0)                           1.0    P. Jewett
------------------------------------------------------------------------------------------------------------------------------------
5/28/93     CL115018-2          MASK DESIGN RULE for ROSS Technology, Inc.                      CS50        5.82
------------------------------------------------------------------------------------------------------------------------------------
11/2/93     CL115018-3          MASK DESIGN RULE for ROSS Technology, Inc.                      CS50        6.0C
------------------------------------------------------------------------------------------------------------------------------------
12/14/93    CL115018-4          MASK DESIGN RULE CS50 version for ROSS Technology,
                                     Inc. (Revision 6.1C)                                       CS50        6.1C   T. Smith
------------------------------------------------------------------------------------------------------------------------------------
10/15/93    CL115029            MASK DESIGN RULE (for FUSE) CS50 version for ROSS
                                     Technology, INC. (Revision 0.1)                            CS50        0.1    T. Smith
------------------------------------------------------------------------------------------------------------------------------------
4/28/94     CL115065            TEST DATA RELEASE FORM for ROSS Technology, inc.
                                     (CS50 VERSION)                                             CS50               J. Horner
------------------------------------------------------------------------------------------------------------------------------------
9/5/96      CL115153            MASK DESIGN RULE for Colorado5 (Revision 0.1) PRELIMINARY       Colorado-5
------------------------------------------------------------------------------------------------------------------------------------
9/5/96      CL115155            PROCESS PARAMETER for Colorado5 (Revision 0.1) PRELIMINARY      Colorado-5
------------------------------------------------------------------------------------------------------------------------------------
12/6/96     CL115155-1          PROCESS PARAMETER for Colorado5 (Revision 0.2) PRELIMINARY      Colorado5   0.2    T. Smith
------------------------------------------------------------------------------------------------------------------------------------
11/27/96    CL115165            FUSE CELL PLACEMENT RULE for Colorado5 Rev1.0                   Colorado5   1.0    T. Smith
------------------------------------------------------------------------------------------------------------------------------------
6/24/93     CS50-1519-200       List of I/O cells for ROSS Technology                           CS50        1.1
------------------------------------------------------------------------------------------------------------------------------------
5/24/93     CS50-1575-200       I/O CIRCUIT DIAGRAM                                             CS50        1.1
------------------------------------------------------------------------------------------------------------------------------------
3/30/93     data                DRACULA DRC RULE FILE                                           CS50        3.01
------------------------------------------------------------------------------------------------------------------------------------
5/18/93     data                CS50 sample chip (4 pieces)                                     CS50
------------------------------------------------------------------------------------------------------------------------------------
5/18/93     data                GDSII of I/O cells for ROSS Technology                          CS50        0.01
------------------------------------------------------------------------------------------------------------------------------------
5/28/93     data                SPICE MOSFET MODEL PARAMETER                                    CS50        4.0c
------------------------------------------------------------------------------------------------------------------------------------
11/5/93     data                program 'yohko'
------------------------------------------------------------------------------------------------------------------------------------
12/21/93    data                SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population  mean)
                                     process (Revision 0.3)                                     CS55        0.3
------------------------------------------------------------------------------------------------------------------------------------
3/10/94     data                SPICE MOSFET MODEL PARAMETER for CS60 (30.35 population mean)
                                     process (Revision 2.01) PRELIMINARY                        CS60        2.01      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
6/19/94     data                SPICE MOSFET MODEL PARAMETER for 0.35 (population mean)
                                     process (Revision 4.10)                                                4.10      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
8/8/94      data                DRACULA DRC RULE FILE for CS60 Revision 3.00                    CS60        3.00      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
8/22/94     data                SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean)
                                     process (Revision 0.3a)                                    CS55        0.3a      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
12/1/94     data                SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean)
                                     process (Revision 0.5)                                     CS55        0.5       T. Smith
------------------------------------------------------------------------------------------------------------------------------------
12/9/94     data                DRACULA DRC RULE FILE for CS60 Revision 1.11                    CS60        1.11      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
12/14/94    data                FUSE CELL GDS2 data for CS60 version (Revision 3.0)             CS60        3.0       T. Smith
------------------------------------------------------------------------------------------------------------------------------------
2/9/95      data                CS60 I/O cell GDS2                                              CS60                  T. Smith
------------------------------------------------------------------------------------------------------------------------------------
7/21/95     data                FUSE CELL GDS2 data for CS60 version (Revision 2.1)             CS60        2.1       T. Smith
------------------------------------------------------------------------------------------------------------------------------------
9/28/95     data                CS60ALE DRC card (Revision 1.21)                                CS60ALE     1.21
------------------------------------------------------------------------------------------------------------------------------------
5/22/96     data                CS60ALE DRC card (Revision 1.31)                                CS60ALE     1.31
------------------------------------------------------------------------------------------------------------------------------------
5/22/96     data                SPICE MOSFET MODEL PARAMETER for CS70 process
                                     (Revision 1.11) PRELIMINARY                                CS70        1.11      P. Jewett
------------------------------------------------------------------------------------------------------------------------------------
7/10/96     data                SPICE MOSFET MODEL PARAMETER for CS70 process
                                     (Revision 1.20) PRELIMINARY                                CS70        1.20      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
8/27/96     data                SPICE MOSFET MODEL PARAMETER for CS70 process
                                     (Revision 1.22) PRELIMINARY                                CS70        1.22      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
8/29/96     data                SPICE MOSFET MODEL PARAMETER for CS70 process
                                     (Revision 1.23) PRELIMINARY                                CS70        1.23      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
9/24/96     data                HSPICE Parameter for CS70 SRAM CELL R1.00                      CS70        1.0       T. Smith
------------------------------------------------------------------------------------------------------------------------------------
11/27/96    data                FUSE CELL GDS for Colorado5 Rev. 1.0                            Colorado5   1.0       T. Smith
------------------------------------------------------------------------------------------------------------------------------------
4/3/97      data                SPICE MOSFET MODEL PARAMETER for CS70 process
                                     (Revision 1.24) PRELIMINARY                                CS70        1.24      P. Jewett
------------------------------------------------------------------------------------------------------------------------------------
7/17/97     data                SPICE MOSFET MODEL PARAMETER for CS70 process
                                     (Revision 2.00)                                            CS70        2.0       T. Smith
------------------------------------------------------------------------------------------------------------------------------------
9/28/93     data                SPICE MOSFET MODEL PARAMETER for CMOS 0.35 (population mean)
                                     process (Revision 1.10)                                                1.10      T. Smith
------------------------------------------------------------------------------------------------------------------------------------
10/21/97    EX115006            CS55 WAFER PROCESS FLOW for ROSS TECHNOLOGY, INC. (REV.1.0)     CS55        1.0       J. Salzman
------------------------------------------------------------------------------------------------------------------------------------
10/21/97    EX115007            CS60 WAFER PROCESS FLOW for ROSS TECHNOLOGY, INC. (REV.1.0)     CS60        1.0       J. Salzman
------------------------------------------------------------------------------------------------------------------------------------
10/27/97    EX115008            Wafer Packing Specifications for ROSS TECHNOLOGY, INC.
------------------------------------------------------------------------------------------------------------------------------------
4/28/94     GAT10379            Pin Code Table for Fujitsu CMOS COT                                                   J. Horner
------------------------------------------------------------------------------------------------------------------------------------
12/10/93    S93/T00-0852/005    MB82VC32 TARGET SPEC V1.4                                       CM50A                 M. Alsup
------------------------------------------------------------------------------------------------------------------------------------
2/17/95     T15B5025            Pysical Construction Analysis of CS55                           CS55                  H. Melton
------------------------------------------------------------------------------------------------------------------------------------
12/14/95    T15D5017            Pull Strength Test Results of CS60 New Bonding Pad Structure    CS60
------------------------------------------------------------------------------------------------------------------------------------
12/14/95    T15D5018            CS60 Bonding Pad                                                CS60
------------------------------------------------------------------------------------------------------------------------------------
11/5/93                         EXECUTION EXAMPLE
------------------------------------------------------------------------------------------------------------------------------------
11/5/93                         YOHKO General Description
------------------------------------------------------------------------------------------------------------------------------------
11/5/93                         YOHKO Installation/Operating Instructions
------------------------------------------------------------------------------------------------------------------------------------
11/5/93                         YOHKO User's Guide Release Notes October 18th 1991
------------------------------------------------------------------------------------------------------------------------------------
11/5/93                         YOHKO Version 1.0 User's Guide
------------------------------------------------------------------------------------------------------------------------------------
1/20/94                         Quality and Reliability Assurance                                                     J. Horner
------------------------------------------------------------------------------------------------------------------------------------
5/13/94                         Quality and Reliability Assurance (MB86904)                      CS50                 J. Horner
------------------------------------------------------------------------------------------------------------------------------------
11/24/95                        Quality and Reliability Assurance CS55 Series                    CS55                 J. Jones
------------------------------------------------------------------------------------------------------------------------------------
11/24/95                        Quality and Reliability Assurance CS60 Series                    CS60                 J. Jones
------------------------------------------------------------------------------------------------------------------------------------
12/26/97                        Quality and Reliability Assurance (CS60)                         CS60                 J. Salzman
------------------------------------------------------------------------------------------------------------------------------------

X.   DESIGN AGREEMENT

     Attached.


Design Agreement
----------------------------------------------------------------------------------------------------------------------------
date         Doc.No.            Title                                                           Tech.     Rev.    Attn>
----------------------------------------------------------------------------------------------------------------------------
6/16/95      S95/B751-004       ./C32/ms4rev4_FJ-metal1 (GDS data of C32 (ms4rev4-FJmetal1))     CM50/\            P. Jewett
----------------------------------------------------------------------------------------------------------------------------
6/16/95      S95/B751-004       ./C32/schema.ps (Schematics of C32)                              CM50/\
----------------------------------------------------------------------------------------------------------------------------

XI.  CM50A+ SRAM CELL LICENSE AGREEMENT

     Attached.

CM50A + SRAM Cell License Agreement

----------------------------------------------------------------------------------------------------------------------------------
date        Doc. No.          Title                                                                          Rev.    Attn.
----------------------------------------------------------------------------------------------------------------------------------
11/13/96    EX1150002         Level Code Table                                                               1.0     P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
11/13/96    EX1150001-1       Mask Design Rule                                                               2.0     P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
11/13/96                      Process Parameter                                                              1.0     P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
11/13/96    EX1150003         Process Parameter                                                              1.0     P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
11/13/96                      SRAM size                                                                              P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
12/5/96     EX1150005         CM50A + SRAM cell library (GDS data "C64cell.strm")                                    P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
12/5/96     EX1150005         CM50A + SRAM cell library (Edge data "C64cell.current")                                P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
12/5/96     EX1150005         CM50A + SRAM cell library ("strm_1yr_file")                                            P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
12/5/96     EX1150005         CM50A + SRAM cell library (Memory cell design for CM50A + "C64 cell.doc")              P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
4/3/97      data              SPICE MOSFET MODEL PARAMETER for CS50A + (0.4 u m) process (Revision 0.10)     0.1     P. Jewett
----------------------------------------------------------------------------------------------------------------------------------
4/10/98     CL115003-1        PROCESS PARAMETER CM50A + version for ROSS - C64 REV. 2.0                      2.0     J. Salzman
----------------------------------------------------------------------------------------------------------------------------------

XII. FUJITSU TECHNICAL INFORMATION

                           VIPER DEVELOPMENT AGREEMENT

     DOCUMENT/DATA#                         TITLE

1.   CL115123              PROCESS PARAMETER for CS70 (for VIPER) (Revision 0.1)

2.   CL115122              MASK DESIGN RULE for CS70 (for VIPER) (Revision 1.0)

3.   CL115123-1            PROCESS PARAMETER for CS70 (for VIPER) (Revison 1.0)

4.   CL115122-1            MASK DESIGN RULE for CS70 (for VIPER) (Revision 1.1)

5.   CL115123-2            PROCESS PARAMETER for CS70 (for VIPER) (Revision 1.1)

6.   CL115125-1            PERMITTED CURRENT for CS70 (for VIPER) (Revision 1.1)

7.   CL115142              MASK DESIGN RULE (for FUSE) for CS70 (for VIPER) (Revision 1.0)

8.   CL100201              MASK DESIGN RULE for CS75 (Revision 0.1)

9.   CL100203              PERMITTED CURRENT for CS75 (Revision 0.1)

10.  CL100202-1            PROCESS PARAMETER for CS75 (Revision 0.2)


                                     C-13A

                            CM50A+ LICENSE AGREEMENT

     DOCUMENT/DATA#                         TITLE

1.   EX115002              Level Code Table

2.   EX115001              Mask Design Rule

3.   EX115003              Process Parameter

4.   none                  SRAM size

5.   EX115005              CM50A + SRAM cell library (GDS data "C64cell.strm")

6.   EX115005              CM50A + SRAM cell library (Edge data "C64.current")

7.   EX115005              CM50A + SRAM cell library ("strm_lyr_file")

8.   EX115005              CM50A + SRAM cell library

                                             (Memory dell design for CM50A + "C64cell.doc")

9.   data                  SPICE MOSFET MODEL PARAMETER"

                                             for CS50A + (0.4 i m) process (Revision 0.10)

10.  CL115003-1            PROCESS PARAMETER CM50A + version for ROSS-C64 REV.2.0

11.  EX115001-1            Mask Design Rule



                                     C-13B

                                DESIGN AGREEMENT

     DOCUMENT/DATA#                         TITLE

1.   S95/B751-004          ./C32/ms4rev4_FJ-metal1 (GDS data of C32 (ms4rev4-FJmetal1))

2.   S95/B751-004          ./C32/schema.ps  (Schematics of C32)





                                     C-13C

                             CS70 LICENSE AGREEMENT

     TITLE

1.   Erd1met3.cdl   (netlist of SRAM Cell)

2.   Erd1met3.gds  (GDS data of SRAM Cell)


                                     C-13D

                        COLORADO NON-DISCLOSURE AGREEMENT

                                    Attached.





                                     C-13E

---------------------------------------------------------------------------------------------------------------------
     Document #          Title                                                                                Remarks
---------------------------------------------------------------------------------------------------------------------
1    CL100017-10         SPICE MOSFET MODEL PARAMETER                                                         Deleted
---------------------------------------------------------------------------------------------------------------------
2    CL100018-5          MASK DESIGN RULE                                                                     Deleted
---------------------------------------------------------------------------------------------------------------------
3    CL100018-9          MASK DESIGN RULE for CS50 version (Revision 6.1)                                     Deleted
---------------------------------------------------------------------------------------------------------------------
4    CL100021-6          LEVEL CODE TABLE                                                                     Deleted
---------------------------------------------------------------------------------------------------------------------
5    CL100021-8          LEVEL CODE TABLE FOR CS50/CS52 version (Revision 4.5)                                Deleted
---------------------------------------------------------------------------------------------------------------------
6    CL100024-2          PROCESS PARAMETER                                                                    Deleted
---------------------------------------------------------------------------------------------------------------------
7    CL100025-1          PERMITTED CURRENT                                                                    Deleted
---------------------------------------------------------------------------------------------------------------------
8    CL100025-2          PERMITTED CURRENT                                                                    Deleted
---------------------------------------------------------------------------------------------------------------------
9    CL100027-1          ROUTING LAYER CAPACITANCE (detailed information)                                     Deleted
---------------------------------------------------------------------------------------------------------------------
10   CL100029-1          MASK DESIGN RULE (for FUSE)                                                          Deleted
---------------------------------------------------------------------------------------------------------------------
11   CL100029-2          MASK DESIGN RULE (for FUSE)                                                          Deleted
---------------------------------------------------------------------------------------------------------------------
12   CL100030            MASK DATA RELEASE FORM                                                               Deleted
---------------------------------------------------------------------------------------------------------------------
13   CL100033            FTDL-E User's Manual for Fujitsu CMOS COT                                            Deleted
---------------------------------------------------------------------------------------------------------------------
14   CL100037-2          Generation Method of Dummy Metal-1 pattern by DRACULA                                Deleted
---------------------------------------------------------------------------------------------------------------------
15   CL100048-3          SPICE MOSFET MODEL PARAMETER for CMOS 0.35 (population mean) process                 Deleted
                          (Revision 1.10)
---------------------------------------------------------------------------------------------------------------------
16   CL100048-6          SPICE MOSFET MODEL PARAMETER for CS60 (0.35 population mean) process                 Deleted
                          (Revision 2.01) PRELIMINARY
---------------------------------------------------------------------------------------------------------------------
17   CL100048-7          SPICE MOSFET MODEL PARAMETER for 0.35 (population mean) process (Revision 4.10)      Deleted
---------------------------------------------------------------------------------------------------------------------
18   CL100055            DRACULA DRC RULE FILE                                                                Deleted
---------------------------------------------------------------------------------------------------------------------
19   CL100056            Process Control Monitor                                                              Deleted
---------------------------------------------------------------------------------------------------------------------
20   CL100060-4          MASK DESIGN RULE for CS60 version (Revision 2.2)                                     Deleted
---------------------------------------------------------------------------------------------------------------------
21   CL100060-5          MASK DESIGN RULE for CS60 (Revision 2.3)                                             Deleted
---------------------------------------------------------------------------------------------------------------------
22   CL100061-3          PROCESS PARAMETER for CS60 (Revision 3.0)                                            Deleted
---------------------------------------------------------------------------------------------------------------------
23   CL100061-4          PROCESS PARAMETER for CS60 (Revision 3.1)                                            Deleted
---------------------------------------------------------------------------------------------------------------------
24   CL100064-1          P.C.M. Measurement Condition                                                         Deleted
---------------------------------------------------------------------------------------------------------------------
25   CL100073            SCRIBE STRUCTURE                                                                     Deleted
---------------------------------------------------------------------------------------------------------------------
26   CL100077            Hot Carrier Condition under AC Stressing                                             Deleted
---------------------------------------------------------------------------------------------------------------------
27   CL100078            Hot Carrier Condition under AC Stressing for CS50/CS52 version (Revision 1.0)        Deleted
---------------------------------------------------------------------------------------------------------------------
28   CL100079            SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean) process (Revision 0.3)   Deleted
---------------------------------------------------------------------------------------------------------------------
29   CL100079-1          SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean) process (Revision 0.3a)  Deleted
---------------------------------------------------------------------------------------------------------------------
30   CL100079-2          SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean) process (Revision 0.5)   Deleted
---------------------------------------------------------------------------------------------------------------------
31   CL100081            MASK DESIGN RULE for CS55 version (Revision 1.0)                                     Deleted
---------------------------------------------------------------------------------------------------------------------
32   CL100082-1          PROCESS PARAMETER FOR CS55 version (Revision 1.1)                                    Deleted
---------------------------------------------------------------------------------------------------------------------
33   CL100083            Hot Carrier Condition under AC Stressing for CS55 version (Revision 1.0)             Deleted
---------------------------------------------------------------------------------------------------------------------
34   CL100083            Hot Carrier Condition under AC Stressing for CS55 version (Revision 1.0)             Deleted
---------------------------------------------------------------------------------------------------------------------
35   CL100089-2          MASK DESIGN RULE (for FUSE) for CS60 version (Revision 2.1)                          Deleted
---------------------------------------------------------------------------------------------------------------------
36   CL100089-3          MASK DESIGN RULE (for FUSE) for CS60 version (Revision 3.0)                          Deleted
---------------------------------------------------------------------------------------------------------------------
37   CL100092            FUSE CELL PLACEMENT RULE for CS60 version (Revision 1.0)                             Deleted
---------------------------------------------------------------------------------------------------------------------
38   CL100093            MASK DESIGN RULE for CS60ALE version (Revision 0.1)                                  Deleted
---------------------------------------------------------------------------------------------------------------------
39   CL100093-3          MASK DESIGN RULE for CS60ALE version (Revision 1.0)                                  Deleted
---------------------------------------------------------------------------------------------------------------------
40   CL100093-5          MASK DESIGN RULE for CS60ALE (Revision 1.2)                                          Deleted
---------------------------------------------------------------------------------------------------------------------
41   CL100093-6          MASK DESIGN RULE for CS60ALE (Revision 1.3)                                          Deleted
---------------------------------------------------------------------------------------------------------------------
42   CL100101-1          PROCESS PARAMETER for CS60ALE (Revision 0.2)                                         Deleted
---------------------------------------------------------------------------------------------------------------------
43   CL100101-2          PROCESS PARAMETER for CS60ALE (Revision 03)                                          Deleted
---------------------------------------------------------------------------------------------------------------------
44   CL100101-3          PROCESS PARAMETER for CS60ALE (Revision 1.0)                                         Deleted
---------------------------------------------------------------------------------------------------------------------
45   CL100102-1          MASK DESIGN RULE (for FUSE) for CS60ALE version (Revision 1.0)                       Deleted
---------------------------------------------------------------------------------------------------------------------
46   CL100103-1          LEVEL CODE TABLE for CS60ALE (Revision 0.2)                                          Deleted
---------------------------------------------------------------------------------------------------------------------
47   CL100103-3          LEVEL CODE TABLE for CS60ALE (Revision 2.0)                                          Deleted
---------------------------------------------------------------------------------------------------------------------
48   CL100103-4          LEVEL CODE TABLE for CS60ALE (Revision 3.0)                                          Deleted
---------------------------------------------------------------------------------------------------------------------
49   CL100104            PERMITTED CIRRENT for CS60ALE (Revision 0.1)                                         Deleted
---------------------------------------------------------------------------------------------------------------------
50   CL100104-1          PERMITTED CIRRENT for CS60ALE (Revision 0.2)                                         Deleted
---------------------------------------------------------------------------------------------------------------------
51   CL100104-2          PERMITTED CIRRENT for CS60ALE (Revision 1.0)                                         Deleted
---------------------------------------------------------------------------------------------------------------------
52   CL100106            ESD/Latch Up Guide Line for CS60 (Revision 0.1) Preliminary                          Deleted
---------------------------------------------------------------------------------------------------------------------
53   CL100107            Hot Carrier Degradation Simulation Meyhod for CS60 (Revision 0.5) Preliminary        Deleted
---------------------------------------------------------------------------------------------------------------------
54   CL100107-1          Hot Carrier Degradation Simulation Method for CS60 (Revision 0.6) Preliminary        Deleted
---------------------------------------------------------------------------------------------------------------------
55   CL100108            METAL ANTENNA RATIO DESIGN RULE for CS60/CS60ALE (Revision 0.1)                      Deleted
---------------------------------------------------------------------------------------------------------------------
56   CL100108-1          METAL ANTENNA RATIO DESIGN RULE for CS60/CS60ALE (Revision 1.0)                      Deleted
---------------------------------------------------------------------------------------------------------------------
57   CL100122            MASK DESIGN RULE for CS70 version                                                    Destroyed & Erased
---------------------------------------------------------------------------------------------------------------------
58   CL100122-1          MASK DESIGN RULE for CS70 (Revision 0.3) PRELIMINARY                                 Destroyed & Erased
---------------------------------------------------------------------------------------------------------------------
59   CL100122-3          MASK DESIGN RULE for CS70 (Revision 0.4) PRELIMINARY                                 Destroyed & Erased
---------------------------------------------------------------------------------------------------------------------
60   CL100122-6          MASK DESIGN RULE for CS70 (Revision 1.2)                                             Destroyed & Erased
---------------------------------------------------------------------------------------------------------------------
61   CL100122-7          MASK DESIGN RULE for CS70 (Revision 1.3)                                             Destroyed & Erased
---------------------------------------------------------------------------------------------------------------------
62   CL100123            PROCESS PARAMETER for CS70 version                                                   Destroyed & Erased
---------------------------------------------------------------------------------------------------------------------
63   CL100123-1          PROCESS PARAMETER for CS70 (Revision 0.2) PRELIMINARY                                Destroyed & Erased
---------------------------------------------------------------------------------------------------------------------
64   CL100123-2          PROCESS PARAMETER for CS70 (Revision 0.3) PRELIMINARY                                Destroyed & Erased
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       Document#          Title                                                                             Remarks
--------------------------------------------------------------------------------------------------------------------------------
65     CL100123-3         PROCESS PARAMETER for CS70 (Revision 1.0)                                           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
66     CL100123-4         PROCESS PARAMETER for CS70 (Revision 2.0)                                           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
67     CL100124-1         LEVEL CODE TABLE for CS70 (Revision 0.2) PRELIMINARY                                Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
68     CL100124-2         LEVEL CODE TABLE for CS70 (Revision 0.3) PRELIMINARY                                Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
69     CL100124-4         LEVEL CODE TABLE for CS70 (Revision 1.1)                                            Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
70     CL100125           PERMITTED CURRENT for CS70 (Revision 0.1) PRELIMINARY                               Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
71     CL100125-1         PERMITTED CURRENT for CS70 (Revision 1.0)                                           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
72     CL100132           LAYOUT GUIDE for CS70 (Revision 0.1) PRELIMINARY                                    Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
73     CL100132-1         LAYOUT GUIDE for CS70 (Revision 1.0)                                                Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
74     CL100139           METAL ANTENNA RATIO DESIGN RULE for CS70 (Revision 0.1) PRELIMINARY                 Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
75     CL100139-1         METAL ANTENNA RATIO DESIGN RULE for CS70 (Revision 1.0)                             Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
76     CL100139-2         METAL ANTENNA RATIO DESIGN RULE for CS70 (Revision 1.1)                             Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
77     CL100142           MASK DESIGN RULE (for FUSE) for CS70 (Revision 0.1) PRELIMINARY                     Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
78     CL100142-3         MASK DESIGN RULE (for FUSE) for CS70 (Revision 1.0)                                 Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
79     CL100147           Hot Carrier Degradation Simulation Method for CS70 (Revision 0.1) PRELIMINARY       Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
80     CL100147-1         Hot Carrier Degradation Simulation Method for CS70 (Revision 1.0)                   Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
81     CL100160           Mask Data Release Form Fujitsu COT (Revision 1.0)                                   Deleted
--------------------------------------------------------------------------------------------------------------------------------
82     CL115018-2         MASK DESIGN RULE for ROSS Technology, Inc.                                          Deleted
--------------------------------------------------------------------------------------------------------------------------------
83     CL115018-3         MASK DESIGN RULE for ROSS Technology, Inc.                                          Deleted
--------------------------------------------------------------------------------------------------------------------------------
84     CL115018-4         MASK DESIGN RULE CS50 version for ROSS Technology, Inc. (Revision 6.1C)             Deleted
--------------------------------------------------------------------------------------------------------------------------------
85     CL115029           MASK DESIGN RULE (for FUSE) CS50 version for ROSS Technology, INC. (Revision 0.1)   Deleted
--------------------------------------------------------------------------------------------------------------------------------
86     CL115065           TEST DATA RELEASE FORM for ROSS Technology, Inc. (CS50 version)                     Deleted
--------------------------------------------------------------------------------------------------------------------------------
87     CL115153           MASK DESIGN RULE for Colorado5 (Revision 0.1) PRELIMINARY                           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
88     CL115155           PROCESS PARAMETER for Colorado5 (Revision 0.1) PRELIMINARY                          Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
89     CL115155-1         PROCESS PARAMETER for Colorado5 (Revision 0.2) PRELIMINARY                          Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
90     CL115165           FUSE CELL PLACEMENT RULE for Colorado5 Rev 1.0                                      Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
91     CS50-1519-200      List of I/O cells for ROSS Technology                                               Deleted
--------------------------------------------------------------------------------------------------------------------------------
92     CS50-1575-200      I/O CIRCUIT DIAGRAM                                                                 Deleted
--------------------------------------------------------------------------------------------------------------------------------
93     data               DRACULA DRC RULE FILE                                                               Deleted
--------------------------------------------------------------------------------------------------------------------------------
94     data               CS50 sample chip (4 pieces)                                                         Deleted
--------------------------------------------------------------------------------------------------------------------------------
95     data               GDSII of I/O cells for ROSS Technology                                              Deleted
--------------------------------------------------------------------------------------------------------------------------------
96     data               SPICE MOSFET MODEL PARAMETER                                                        Deleted
--------------------------------------------------------------------------------------------------------------------------------
97     data               program 'yohko'                                                                     Deleted
--------------------------------------------------------------------------------------------------------------------------------
98     data               SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean) process (Revision 0.3)  Deleted
--------------------------------------------------------------------------------------------------------------------------------
99     data               SPICE MOSFET MODEL PARAMETER for CS60 (0.35 population mean) process
                               (Revision 2.01) PRELIMINARY                                                    Deleted
--------------------------------------------------------------------------------------------------------------------------------
100    data               SPICE MOSFET MODEL PARAMETER for 0.35 (population mean) process (Revision 4.10)     Deleted
--------------------------------------------------------------------------------------------------------------------------------
101    data               DRACULA DRC RULE FILE for CS60 Revision 3.00                                        Deleted
--------------------------------------------------------------------------------------------------------------------------------
102    data               SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean) process (Revision 0.3a) Deleted
--------------------------------------------------------------------------------------------------------------------------------
103    data               SPICE MOSFET MODEL PARAMETER for CS55 (0.4 population mean) process (Revision 0.5)  Deleted
--------------------------------------------------------------------------------------------------------------------------------
104    data               DRACULA DRC RULE FILE for CS60 Revision 1.11                                        Deleted
--------------------------------------------------------------------------------------------------------------------------------
105    data               FUSE CELL GDS2 data for CS60 version (Revision 3.0)                                 Deleted
--------------------------------------------------------------------------------------------------------------------------------
106    data               CS60 I/O cell GDS2                                                                  Deleted
--------------------------------------------------------------------------------------------------------------------------------
107    data               FUSE CELL GDS2 data for CS60 version (Revision 2.1)                                 Deleted
--------------------------------------------------------------------------------------------------------------------------------
108    data               CS60ALE DRC card (Revision 1.21)                                                    Deleted
--------------------------------------------------------------------------------------------------------------------------------
109    data               CS60ALE DRC card (Revision 1.31)                                                    Deleted
--------------------------------------------------------------------------------------------------------------------------------
110    data               SPICE MOSFET MODEL PARAMETER for CS70 process (Revision 1.11) PRELIMINARY           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
111    data               SPICE MOSFET MODEL PARAMETER for CS70 process (Revision 1.20) PRELIMINARY           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
112    data               SPICE MOSFET MODEL PARAMETER for CS70 process (Revision 1.22) PRELIMINARY           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
113    data               SPICE MOSFET MODEL PARAMETER for CS70 process (Revision 1.23) PRELIMINARY           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
114    data               HSPICE Parameter for CS70 SRAM CELL R1.00                                           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
115    data               FUSE CELL GDS for Colorado5 Rev.1.0                                                 Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
116    data               SPICE MOSFET MODEL PARAMETER for CS70 process (Revision 1.24) PRELIMINARY           Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
117    data               SPICE MOSFET MODEL PARAMETER for CS70 process (Revision 2.00)                       Destroyed & Erased
--------------------------------------------------------------------------------------------------------------------------------
118    data               SPICE MOSFET MODEL PARAMETER for CMOS 0.35 (population mean) process
                               (Revision 1.10)                                                                Deleted
--------------------------------------------------------------------------------------------------------------------------------
119    EX115006           CS55 WAFER PROCESS FLOW for ROSS TECHNOLOGY, INC. (Rev. 1.0)                        Deleted
--------------------------------------------------------------------------------------------------------------------------------
120    EX115007           CS60 WAFER PROCESS FLOW for ROSS TECHNOLOGY, INC. (Rev. 1.0)                        Deleted
--------------------------------------------------------------------------------------------------------------------------------
121    EX115008           Wafer Packing Specifications for ROSS TECHNOLOGY, INC.                              Deleted
--------------------------------------------------------------------------------------------------------------------------------
122    GAT10379           Pin Code Table for Fujitsu CMOS COT                                                 Deleted
--------------------------------------------------------------------------------------------------------------------------------
123    S93/T00-0852/00    MB82VC32 TARGET SPEC V1.4                                                           Deleted
--------------------------------------------------------------------------------------------------------------------------------
124    T15B5025           Physical Construction Analysis of CS55                                              Deleted
--------------------------------------------------------------------------------------------------------------------------------
125    T15D5017           Pull Strength Test Results of CS60 New Bonding Pad Structure                        Deleted
--------------------------------------------------------------------------------------------------------------------------------
126    TI5D5018           CS60 Bonding Pad                                                                    Deleted
--------------------------------------------------------------------------------------------------------------------------------
127    none               EXECUTION EXAMPLE                                                                   Returned
--------------------------------------------------------------------------------------------------------------------------------
128    none               YOHKO General Description                                                           Returned
--------------------------------------------------------------------------------------------------------------------------------

     Document #                         Title                              Remarks
129  none                YOHKO Installation/Operating Instructions              Returned
130  none                YOHKO User's Guide Release Notes October 18th 1991     Returned
131  none                YOHKO Version 1.0 User's Guide                         Returned
132  none                Quality and Reliability Assurance                      Deleted
133  none                Quality and Reliability Assurance (MB86904)            Deleted
134  none                Quality and Reliability Assurance CS55 Series          Deleted
135  none                Quality and Reliability Assurance CS60 Series          Deleted
136  none                Quality and Reliability Assurance (CS60)               Deleted

                                   APPENDIX I



                        8.1 OWNERSHIP RIGHTS AND LICENSE

     (a)   Joint Ownership and License

     All right, title and interest in the Specifications, Deliverables and Product to the extent created, conceived or developed by Ross pursuant to this Agreement (including any discoveries created, conceived or developed by Ross in consultation with Fujitsu) or by Fujitsu and/or HaL engineers working with Ross pursuant to Section 3.3, including, but not limited to, (i) the Licensable Viper Design Methodology (ii) all modifications and additions (including Error corrections) to the Specifications, Deliverables and Product (including any prototypes, work in progress, documentation or other materials related thereto) made during the term of this Agreement, (iii) worldwide ownership of all Intellectual Property Rights with respect to the Specifications, Deliverables and Product (including any prototypes, work in progress, documentation or other materials related thereto) and (iv) any ideas concepts, techniques, inventions, creations, works, processes, designs or methods that are embodied therein or that are necessary for the design, development, implementation, assembly, testing, operation, modification or other use thereof, (but expressly excluding the Non-Licensable Design Methodology, the Existing Viper Technology, the Pre-Viper Technology, the Sun Technology and the Fujitsu Technology)(collectively, the "New Technology"), is hereby vested equally in Ross and Fujitsu as joint owners and each Party hereby assigns, and agrees to assign, to the other Party an irrevocable, worldwide, nonexclusive, perpetual, royalty-free undivided fifty percent (50%) interest in and to all of the New Technology without any obligation to account to or obtain the consent of the other Party for the exercise of any rights by a Party, the grant of any license by a Party or otherwise with respect to the New Technology except as follows:

     (i) Fujitsu's consent shall be required to the grant by Ross of a license of the New Technology to any Person, provided that any licensees (including Subsidiaries) shall be subject to the restrictions set forth in this Agreement and shall not have the right to grant sublicenses; and

     (ii) the consent of Fujitsu shall be required for the grant by Ross of a license of the Viper Microprocessor Core (including all or any portion of the Existing Viper Technology utilized in the Viper Microprocessor Core) to any Person, including, without limitation, any Transferred Business, which consent may be withheld by Fujitsu in its sole discretion; and

     (iii) Ross shall not, without the prior written consent of Fujitsu, sell, convey, transfer or assign, in whole or in part, its ownership interest in the New Technology.

     For the avoidance of doubt, Fujitsu shall have the unrestricted right to grant licenses of the New Technology without any obligation to obtain Ross' consent or provide payment to Ross in connection with any such license.